Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Condensed Income Statement
Interest income	$26,398	26,965	24,758	23,310	19,668	78,121	56,289
Interest expense	11,428	11,748	10,863	8,651	6,097	34,039	14,599
Net interest income	14,970	15,217	13,895	14,659	13,571	44,082	41,690
Provision for (recovery of) credit losses	660	528	125	2,218	(114)	1,313	(141)
Net interest income after provision for (recovery of) credit losses	14,310	14,689	13,770	12,441	13,685	42,769	41,831
Non-interest income	6,407	4,080	3,929	4,606	3,578	14,416	10,805
Non-interest expense	15,387	17,825	15,472	17,576	12,244	48,684	36,847
Income (loss) before income taxes	5,330	944	2,227	(529)	5,019	8,501	15,789
Provision for (benefit from) income taxes	798	19	312	(236)	949	1,129	2,868
Net income (loss)	$4,532	925	1,915	(293)	4,070	7,372	12,921

Supplemental Income Statement Information
Accretion income on acquired loans	$800	1,248	776	410	—	2,824	75
Amortization expenses on acquired interest-bearing liabilities	$378	638	459	309	—	1,475	—
Tax-equivalent net interest income	$15,013	15,256	13,933	14,703	13,617	44,202	41,829
Pre-provision, pre-tax net income	$5,990	1,472	2,352	1,689	4,905	9,814	15,648

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.21	0.66	0.63
Basic earnings (loss) per common share	$0.31	0.07	0.15	(0.02)	0.37	0.53	1.16
Diluted earnings (loss) per common share	$0.31	0.07	0.15	(0.02)	0.37	0.53	1.16
Book value per share	$17.95	17.33	17.67	17.86	18.10	17.95	18.10
Tangible book value per share	$10.97	10.08	11.26	11.42	12.72	10.97	12.72
Weighted average common shares outstanding:
Basic	14,103,358	14,033,264	13,112,302	12,378,289	11,038,720	13,761,582	11,094,185
Diluted	14,103,358	14,033,264	13,112,302	12,378,289	11,038,720	13,761,582	11,094,185
Shares outstanding at period end	14,110,210	14,151,755	13,224,276	13,173,569	11,123,382	14,110,210	11,123,382

Selected Financial Ratios
Return on average assets	0.76%	0.15%	0.34%	(0.05)%	0.82%	0.42%	0.89%
Return on average equity	7.23%	1.53%	3.28%	(0.53)%	7.92%	4.06%	8.49%
Return on average tangible common equity	9.49%	2.02%	4.39%	(0.72)%	11.21%	5.37%	12.04%
Dividend payout ratio	70.97%	314.29%	146.67%	NM	56.76%	124.53%	54.31%
Net interest margin (tax equivalent)	2.84%	2.86%	2.72%	2.99%	3.04%	2.81%	3.20%
Efficiency ratio (tax equivalent)	71.83%	92.19%	86.62%	91.02%	71.21%	83.05%	70.01%

Selected Balance Sheet Items
Cash and cash equivalents	$39,374	$34,872	$32,951	$39,723	43,422
Debt and equity securities	313,545	312,241	306,775	318,723	309,094

Loans:
Commercial and industrial	$119,079	$125,703	$122,229	$120,411	125,751
Commercial, secured by real estate	1,105,405	1,117,798	1,099,601	1,107,556	981,787
Residential real estate	459,740	458,949	398,250	459,073	313,286
Consumer	22,088	22,912	24,137	25,578	27,018
Agricultural	13,113	11,685	12,647	10,952	11,278
Other, including deposit overdrafts	496	233	73	82	80
Deferred net origination fees	(861)	(533)	(583)	(181)	(796)
Loans, gross	1,719,060	1,736,747	1,656,354	1,723,471	1,458,404
Less allowance for credit losses	11,867	11,270	10,557	10,525	7,932
Loans, net	$1,707,193	$1,725,477	$1,645,797	$1,712,946	1,450,472

Loans held for sale	$35,687	44,002	75,581	—	—

NM - Not Meaningful

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$11,270	10,557	10,525	7,932	7,956
Fair value adjustment for purchased credit deteriorated loans	—	189	—	493	—
Provision for credit losses on loans	681	542	77	2,203	9
Losses charged off	(122)	(87)	(78)	(126)	(57)
Recoveries	38	69	33	23	24
Allowance for credit losses, end of period	$11,867	11,270	10,557	10,525	7,932

Total earning assets	$2,044,318	2,058,110	1,971,130	2,045,382	$1,787,796
Total assets	2,346,908	2,371,313	2,283,151	2,291,592	1,981,668
Total deposits	1,917,005	1,943,060	1,858,493	1,824,389	1,616,890
Short-term borrowings	—	—	10,000	97,395	30,000
Long-term debt	155,662	162,150	162,638	113,123	112,641
Total shareholders’ equity	253,246	245,214	233,663	235,303	201,349
Equity to assets ratio	10.79%	10.34%	10.23%	10.27%	10.16%
Loans to deposits ratio	89.67%	89.38%	89.12%	94.47%	90.20%

Tangible common equity (TCE)	$154,728	142,679	145,850	146,999	$141,508
Tangible common assets (TCA)	2,248,390	2,268,778	2,195,338	2,203,288	1,921,827
TCE/TCA	6.88%	6.29%	6.64%	6.67%	7.36%

Selected Average Balance Sheet Items
Cash and cash equivalents	$39,697	39,396	51,366	49,436	36,177	43,486	34,234
Debt and equity securities	314,255	309,668	310,771	310,274	313,669	311,551	320,706

Loans, including loans held for sale	$1,770,330	1,818,253	1,722,568	1,622,911	1,451,153	1,770,383	1,415,719
Less allowance for credit losses on loans	11,281	11,386	10,523	8,826	7,958	11,064	7,782
Net loans	$1,759,049	1,806,867	1,712,045	1,614,085	1,443,195	1,759,319	1,407,937

Total earning assets, including loans held for sale	$2,099,954	$2,142,064	$2,056,656	$1,952,121	1,775,713	2,099,536	1,747,476
Total assets	2,365,676	2,404,782	2,294,766	2,182,477	1,971,269	2,355,113	1,940,591
Total deposits	1,936,601	1,965,987	1,824,546	1,759,677	1,610,508	1,909,146	1,599,668
Short-term borrowings	11	11,291	65,052	64,899	63,018	25,358	78,916
Long-term debt	158,419	162,555	150,177	115,907	72,550	157,056	36,878
Total shareholders’ equity	249,370	243,927	235,119	220,678	203,967	242,829	203,496
Equity to assets ratio	10.54%	10.14%	10.25%	10.11%	10.35%	10.31%	10.49%
Loans to deposits ratio	91.41%	92.49%	94.41%	92.23%	90.11%	92.73%	88.50%

Asset Quality
Net charge-offs	$84	18	45	102	33	147	82
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$3,001	2,845	2,719	80	85	3,001	85
Loans past due 90 days or more and still accruing	283	159	524	72	176	283	176
Total nonperforming loans	$3,284	3,004	3,243	152	261	3,284	261

Net charge-offs to average loans	0.02%	—%	0.01%	0.02%	0.01%	0.01%	0.01%
Allowance for credit losses on loans to total loans	0.69%	0.65%	0.64%	0.61%	0.54%
Nonperforming loans to total loans	0.19%	0.17%	0.20%	0.01%	0.02%
Nonperforming assets to total assets	0.14%	0.13%	0.14%	0.01%	0.01%

	Three Months Ended					Nine Months Ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Assets Under Management
LCNB Corp. total assets	$2,346,908	2,371,313	2,283,151	2,291,592	1,981,668
Trust and investments (fair value)	933,341	897,746	890,800	806,770	731,342
Mortgage loans serviced	366,175	422,951	386,490	391,800	146,483
Cash management	165,218	93,842	13,314	2,375	2,445
Brokerage accounts (fair value)	435,611	419,646	411,211	392,390	368,854
Total assets managed	$4,247,253	4,205,498	3,984,966	3,884,927	3,230,792

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income (loss)	$4,532	925	1,915	(293)	4,070	7,372	12,921
Merger expenses	281	2,320	775	3,914	302	3,376	742
Provision for credit losses on non-PCD loans	—	763	—	1,722	—	763	—
Loss on sale of below-market acquired loans	—	843	—	—	—	843	—
Tax effect	(48)	(773)	(90)	(1,102)	(3)	(911)	(83)
Adjusted net income	$4,765	4,078	2,600	4,241	4,369	11,443	13,580

Adjusted basic and diluted earnings per share	$0.34	$0.29	$0.20	$0.34	0.40	0.83	1.22
Adjusted return on average assets	0.80%	0.68%	0.46%	0.77%	0.88%	0.65%	0.94%
Adjusted return on average equity	7.60%	6.72%	4.45%	7.62%	8.50%	6.29%	8.92%

	Three Months Ended September 30,						Three Months Ended June 30,
	2024			2023			2024
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,770,330	24,342	5.47%	$1,451,153	17,875	4.89%	$1,818,253	24,836	5.49%
Interest-bearing demand deposits	15,369	209	5.41%	10,891	152	5.54%	14,143	215	6.11%
Federal Reserve Bank stock	6,393	(1)	(0.06)%	4,652	—	—%	6,248	180	11.59%
Federal Home Loan Bank stock	20,710	464	8.91%	7,007	134	7.59%	20,152	367	7.32%
Investment securities:
Equity securities	5,026	40	3.17%	3,382	38	4.46%	4,985	39	3.15%
Debt securities, taxable	262,220	1,181	1.79%	274,494	1,296	1.87%	259,768	1,183	1.83%
Debt securities, non-taxable (2)	19,906	206	4.12%	24,134	219	3.60%	18,515	184	4.00%
Total earnings assets	2,099,954	26,441	5.01%	1,775,713	19,714	4.40%	2,142,064	27,004	5.07%
Non-earning assets	277,003			203,514			274,104
Allowance for credit losses	(11,281)			(7,958)			(11,386)
Total assets	$2,365,676			$1,971,269			$2,404,782

Interest-bearing demand and money market deposits	$585,823	3,006	2.04%	$541,487	2,298	1.68%	$648,772	3,575	2.22%
Savings deposits	367,045	274	0.30%	379,515	129	0.13%	372,240	307	0.33%
IRA and time certificates	538,070	6,298	4.66%	230,030	1,999	3.45%	493,297	5,808	4.74%
Short-term borrowings	11	—	0.00%	63,018	830	5.23%	11,291	181	6.45%
Long-term debt	158,419	1,850	4.65%	72,550	841	4.60%	162,555	1,877	4.64%
Total interest-bearing liabilities	1,649,368	11,428	2.76%	1,286,600	6,097	1.88%	1,688,155	11,748	2.80%
Demand deposits	445,663			459,476			451,678
Other liabilities	21,275			21,226			21,022
Equity	249,370			203,967			243,927
Total liabilities and equity	$2,365,676			$1,971,269			$2,404,782
Net interest rate spread (3)			2.25%			2.52%			2.27%
Net interest income and net interest margin on a taxable-equivalent basis (4)		15,013	2.84%		13,617	3.04%		15,256	2.86%
Ratio of interest-earning assets to interest-bearing liabilities	127.32%			138.02%			126.89%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Nine Months Ended September 30,
	2024			2023
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$ 1,770,383	71,860	5.42%	$ 1,415,719	50,781	4.80%
Interest-bearing demand deposits	17,602	747	5.67%	11,051	453	5.48%
Federal Reserve Bank stock	6,051	176	3.89%	4,652	140	4.02%
Federal Home Loan Bank stock	19,040	1,172	8.22%	6,840	317	6.20%
Investment securities:
Equity securities	5,002	119	3.18%	3,698	113	4.09%
Debt securities, taxable	262,360	3,596	1.83%	280,998	3,962	1.89%
Debt securities, non-taxable (2)	19,098	571	3.99%	24,518	662	3.61%
Total earnings assets	2,099,536	78,241	4.98%	1,747,476	56,428	4.32%
Non-earning assets	266,641			200,897
Allowance for credit losses	(11,064)			(7,782)
Total assets	$ 2,355,113			$ 1,940,591

Interest-bearing demand and money market deposits	$ 625,785	10,498	2.24%	$ 522,896	5,140	1.31%
Savings deposits	369,104	787	0.28%	396,785	402	0.14%
IRA and time certificates	467,425	16,173	4.62%	210,407	4,675	2.97%
Short-term borrowings	25,358	1,116.00	5.88%	78,916	3,142	5.32%
Long-term debt	157,056	5,465	4.65%	36,878	1,240	4.50%
Total interest-bearing liabilities	1,644,728	34,039	2.76%	1,245,882	14,599	1.57%
Demand deposits	446,832			469,580
Other liabilities	20,724			21,633
Equity	242,829			203,496
Total liabilities and equity	$ 2,355,113			$ 1,940,591
Net interest rate spread (3)			2.22%			2.75%
Net interest income and net interest margin on a taxable-equivalent basis (4)		44,202	2.81%		41,829	3.20%
Ratio of interest-earning assets to interest-bearing liabilities	127.65%			140.26%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	September 30, 2024	December 31, 2023
	Unaudited	Audited
ASSETS:
Cash and due from banks	$27,661	$36,535
Interest-bearing demand deposits	11,713	3,188
Total cash and cash equivalents	39,374	39,723
Investment securities:
Equity securities with a readily determinable fair value, at fair value	$1,388	$1,336
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	262,622	276,601
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $7 and $5 at September 30, 2024 and December 31, 2023, respectively	18,730	16,858
Federal Reserve Bank stock, at cost	6,429	5,086
Federal Home Loan Bank stock, at cost	20,710	15,176
Loans, net of allowance for credit losses of $11,867 and $10,525 at September 30, 2024 and December 31, 2023, respectively	1,707,193	1,712,946
Loans held for sale	35,687	—
Premises and equipment, net	41,233	36,302
Operating lease right-of-use assets	5,853	6,000
Goodwill	90,209	79,509
Core deposit and other intangibles, net	11,605	9,494
Bank-owned life insurance	53,650	49,847
Interest receivable	9,450	8,405
Other assets, net	39,109	30,643
TOTAL ASSETS	2,346,908	2,291,592

LIABILITIES:
Deposits:
Noninterest-bearing	$446,626	$462,267
Interest-bearing	1,470,379	1,362,122
Total deposits	1,917,005	1,824,389
Short-term borrowings	—	97,395
Long-term debt	155,662	113,123
Operating lease liabilities	6,152	6,261
Accrued interest and other liabilities	14,843	15,121
TOTAL LIABILITIES	2,093,662	2,056,289

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,321,593 and 16,384,952 shares at September 30, 2024 and December 31, 2023, respectively; outstanding 14,110,210 and 13,173,569 shares at September 30, 2024 and December 31, 2023, respectively	186,716	173,637
Retained earnings	138,325	140,017
Treasury shares at cost, 3,211,383 and 3,211,383 shares at September 30, 2024 and December 31, 2023, respectively	(56,015)	(56,015)
Accumulated other comprehensive loss, net of taxes	(15,780)	(22,336)
TOTAL SHAREHOLDERS' EQUITY	253,246	235,303
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,346,908	$2,291,592

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
INTEREST INCOME:
Interest and fees on loans	$24,342	17,875	$71,860	50,781
Dividends on equity securities:
With a readily determinable fair value	10	9	28	34
Without a readily determinable fair value	30	29	91	79
Interest on debt securities:
Taxable	1,181	1,296	3,596	3,962
Non-taxable	163	173	451	523
Other investments	672	286	2,095	910
TOTAL INTEREST INCOME	26,398	19,668	78,121	56,289

INTEREST EXPENSE:
Interest on deposits	9,578	4,426	27,458	10,217
Interest on short-term borrowings	—	830	1,116	3,142
Interest on long-term debt	1,850	841	5,465	1,240
TOTAL INTEREST EXPENSE	11,428	6,097	34,039	14,599
NET INTEREST INCOME	14,970	13,571	44,082	41,690

PROVISION FOR (RECOVERY OF) CREDIT LOSSES	660	(114)	1,313	(141)
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	14,310	13,685	42,769	41,831

NON-INTEREST INCOME:
Fiduciary income	2,097	1,736	6,137	5,263
Service charges and fees on deposit accounts	1,899	1,397	4,820	4,324
Net losses from sales of debt securities, available-for-sale	—	—	(214)	—
Bank-owned life insurance income	654	282	1,313	830
Net gains from sales of loans	1,625	29	2,197	38
Other operating income	132	134	163	350
TOTAL NON-INTEREST INCOME	6,407	3,578	14,416	10,805

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,025	7,044	26,585	21,454
Equipment expenses	420	397	1,205	1,175
Occupancy expense, net	966	805	2,915	2,367
State financial institutions tax	505	396	1,409	1,189
Marketing	320	223	704	735
Amortization of intangibles	304	113	838	336
FDIC insurance premiums, net	547	224	1,445	663
Contracted services	807	671	2,435	1,978
Merger-related expenses	281	302	3,376	742
Other non-interest expense	2,212	2,069	7,772	6,208
TOTAL NON-INTEREST EXPENSE	15,387	12,244	48,684	36,847
INCOME BEFORE INCOME TAXES	5,330	5,019	8,501	15,789
PROVISION FOR INCOME TAXES	798	949	1,129	2,868
NET INCOME	$4,532	4,070	$7,372	12,921

Earnings per common share:
Basic	0.31	0.37	0.53	1.16
Diluted	0.31	0.37	0.53	1.16
Weighted average common shares outstanding:
Basic	14,103,358	11,038,720	13,761,582	11,094,185
Diluted	14,103,358	11,038,720	13,761,582	11,094,185